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                                                    EXHIBIT 10.10 OF FORM 10-QSB



                                                                   July 15, 1996


VIA TELECOPY

Dr. Charles R. Mitchell
President
Princeton Dental Management Corporation
2358 Hassell Road
Hoffman Estates, IL 60195

Re: PRINCETON DENTAL MANAGEMENT CORPORATION ("PDMC")

Dear Dr. Mitchell:

         The following represents an agreement by and among PDMC, Dr. Charles
R. Mitchell ("Mitchell"), Stratum Management, Inc. ("Stratum"), John H. Hagan ("Hagan"), Dr. Seymour Kessler ("Kessler"), Amsterdam Equities Limited ("Amsterdam"), Frank Leonard Laport ("Laport"), and Beverly Trust Company, as Custodian of the Frank Leonard Laport Rollover Individual Retirement Account Number 75-49990 ("Laport IRA").

         1. Series B Activation. Effective immediately, the PDMC Series B Preferred Stock for which Amsterdam currently holds a Warrant to Purchase (the "Series B Stock"), will be issued to Amsterdam and activated. PDMC will immediately execute any documentation, including without limitation, amending the Certificate of Designation of the Series B Stock filed with the Secretary of State of Delaware, to ensure that the holder of the Series B Stock has the immediate and unconditional right (subject only to the provisions of Item 8 hereof) to appoint the Series B Director called for by the Series B Certificate of Designation.

         2. Orderly Transition. All parties agree to use their best efforts to ensure that the transition in current management and the move of the PDMC headquarters to another Chicagoland location will be as orderly as possible. Towards this end, Hagan and Kessler would agree to stay on as PDMC Directors until the next PDMC shareholder's meeting, which is scheduled to take place on September 13, 1996. Mitchell would resign as President of PDMC, but would agree to stay on as a PDMC Director and as an independent consultant until the next PDMC shareholder's meeting, which is scheduled to take place on September 13, 1996. At PDMC's sole option, during such time period Mitchell would either (i) continue to work full time for PDMC at his current compensation level, or (ii) work part time for PDMC as PDMC shall deem necessary, in which case Mitchell's compensation as a consultant would be reduced proportionately.





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Dr. Charles R. Mitchell
July 15, 1996
Page 2


         3. Certification. Mitchell would, to the best of his knowledge based upon investigation in his capacity as an officer and director of PDMC, certify that the PDMC financial statements for the quarter ended June 30, 1996 were true and accurate. In this regard, I would note that, as of yesterday, Amsterdam had not yet received these financial statements.

         4. Option/Warrant Forfeiture. Stratum, Hagan and Kessler would forfeit, on a pro-rata basis, an aggregate amount of 300,000 options/warrants for PDMC stock, to PDMC, to be cancelled by PDMC or reallocated to the PDMC employee stock option plan; provided, however, that if Kessler refuses to execute this letter agreement, the aggregate number of options/warrants to be forfeited by Stratum and Hagan shall be 200,000. Stratum, Hagan, Mitchell and Kessler would agree to immediately execute any documentation which might be required to effectuate the forfeiture of such options/warrants.

         5. Kessler Debt. Kessler shall agree that he will not call or demand payment on any debt which may be due him or any affiliated entity by PDMC until after the next PDMC shareholder's meeting. Kessler shall execute any required documentation in this regard.

         6. Additional Funding. Contingent upon the actions contemplated in Items 1 through 5 being completed, Amsterdam would agree to advance PDMC an additional U.S.$200,000.00 pursuant to the convertible debt agreement, to be used by PDMC solely for the payment of specifically designated PDMC accounts payable which are critical to the continued and uninterrupted operation of PDMC's dental practices and laboratory operations. Any such payments shall require the prior, specific written authorization of Amsterdam or its designated representative.

         7. Conversion. Contingent upon the actions contemplated in Items 1 through 5 being completed, Amsterdam, Laport and the Laport IRA would agree to convert, on a pro-rata basis, an aggregate amount of U.S.$700,000.00 of currently outstanding convertible debt/preferred stock into PDMC common stock in accordance with the contractual terms of the convertible debt/preferred stock.

         8. Timing. As we have repeatedly advised, time is absolutely of the essence if this matter is to be resolved. Accordingly, all of the actions contemplated in Items 1 through 5 must take place as soon as possible and in no event later than July 15, 1996. Upon the timely completion of all of the actions contemplated in Items 1 through 5, the actions contemplated in Items 6 and 7 would be completed no later than fourteen (14) business days





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Dr. Charles R. Mitchell
July 15, 1996
Page 3


following such timely completion. If Amsterdam, Laport and Laport IRA fail to take any action which is within their sole and exclusive control and is reasonably required to be taken by them in order to effectuate the actions contemplated in Items 6 and 7 within the above-referenced fourteen (14) business days, and PDMC provides written notice of such failure to Amsterdam, Laport and Laport IRA, Amsterdam agrees that it shall not exercise its right to appoint a Series B Director until such actions have been taken, and if any such actions are not taken by July 31, 1996, this letter of agreement shall be null and void upon written notice by PDMC to Amsterdam on or before August 5, 1996.

         9. Litigation. There is no pending or, to the best knowledge of the undersigned, threatened litigation against PDMC except as set forth on Exhibit A attached hereto and incorporated herein.

         If this letter, which is intended to be a binding and enforceable agreement among the parties signing hereto, reflects your understanding of the agreement among the parties, please sign where indicated, and arrange to have this agreement signed by Stratum, Hagan, and Kessler. Upon execution, please return 5 original copies to my attention no later than the close of business on July 15, 1996, and I will arrange for this agreement to be signed by Amsterdam, Laport and the Laport IRA.

         This letter of agreement may be signed in counterparts. It is further agreed that, irrespective of whether Kessler executes this letter agreement in any capacity, this letter agreement shall be entirely binding upon the other signing parties hereto.

                                   Sincerely,

                                   BROOKS & CAHILL
AGREED AND ACCEPTED:

Princeton Dental Management Corporation


By: __________________________________
    Dr. Charles R. Mitchell, President


Stratum Management, Inc.


By:__________________________________
Its:________________________________

                      [SIGNATURES CONTINUED ON NEXT PAGE]





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_____________________________________
Dr. Charles R. Mitchell, individually
and as a PDMC Board Member.


______________________________________
Mr. John H. Hagan, individually and as
a PDMC Board Member.


_____________________________________
Dr. Seymour Kessler, individually,
as a PDMC Board Member, and as General
Partner of ROMAJO Partners Limited
Partnership.


Amsterdam Equities Limited


By: _______________________________
       Patrick H. Thomson, Director



___________________________________
Frank Leonard Laport


Beverly Trust Company, as Custodian
of the Frank Leonard Laport
Rollover Individual Retirement
Account No. 75-49990


By: _____________________________


Its: _____________________________





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STATE OF ILLINOIS         )

COUNTY OF COOK            )

         I, __________________________, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that Dr. Charles R. Mitchell, personally known to me individually and to be the President and a Director of Princeton Dental Management Corporation, appeared before me this day in person and acknowledged that individually and as such officer and director he signed and delivered such instrument as his free and voluntary act individually and with due authorization, and as the free and voluntary act of the Company, for the uses and purposes therein set forth.

         Given under my hand and seal this ____ day of July, 1996.


                                        ______________________________
NOTARY PUBLIC


My Commission expires __________.


STATE OF ILLINOIS         )

COUNTY OF COOK            )

         I, __________________________, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that Mr. John H. Hagan, personally known to me individually and to be a Director of Princeton Dental Management Corporation, appeared before me this day in person and acknowledged that individually and as such director he signed and delivered such instrument as his free and voluntary act individually and with due authorization, and as the free and voluntary act of the Company, for the uses and purposes therein set forth.

         Given under my hand and seal this ____ day of July, 1996.


                                        ______________________________
NOTARY PUBLIC


My Commission expires __________.





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STATE OF ILLINOIS         )

COUNTY OF COOK            )

         I, __________________________, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that _________________, personally known to me to be the _____________ of Stratum Management, Inc., appeared before me this day in person and acknowledged that as such officer he signed and delivered such instrument as his free and voluntary act individually and with due authorization, and as the free and voluntary act of the Company, for the uses and purposes therein set forth.

         Given under my hand and seal this ____ day of July, 1996.


                                        ______________________________
NOTARY PUBLIC


My Commission expires __________.


STATE OF ILLINOIS         )

COUNTY OF COOK            )

         I, __________________________, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that Dr. Seymour Kessler, personally known to me individually and to be a Director of Princeton Dental Management Corporation and the general partner of ROMAJO Partners Limited Partnership, appeared before me this day in person and acknowledged that individually and as such director he signed and delivered such instrument as his free and voluntary act individually and with due authorization, and as the free and voluntary act of the Company and the Partnership, for the uses and purposes therein set forth.

         Given under my hand and seal this ____ day of July, 1996.


                                        ______________________________
NOTARY PUBLIC


My Commission expires __________.





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STATE OF ILLINOIS         )

COUNTY OF COOK            )

         I, __________________________, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that _________________, personally known to me to be the _____________ of Beverly Trust Company, appeared before me this day in person and acknowledged that as such officer he signed and delivered such instrument with due authorization, and as the free and voluntary act of the Company, for the uses and purposes therein set forth.

         Given under my hand and seal this ____ day of July, 1996.


                                        ______________________________
NOTARY PUBLIC


My Commission expires __________.


STATE OF ILLINOIS         )

COUNTY OF COOK            )

         I, __________________________, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that Frank Leonard Laport, personally known to me individually, appeared before me this day in person and acknowledged that individually he signed and delivered such instrument as his free and voluntary act individually, for the uses and purposes therein set forth.

         Given under my hand and seal this ____ day of July, 1996.


                                        ______________________________
NOTARY PUBLIC


My Commission expires __________.





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